                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                           ________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): May 30, 2000



                             CONSECO FINANCE CORP.
                      CONSECO FINANCE SECURIZATIONS CORP.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware             333-95213 and 33-95213-01        41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS employer
     of incorporation)                file number)          identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:      (651) 293-3400
                                                    --------------------------



                                Not Applicable
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           --------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ---------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

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     Exhibit No.    Description
     -----------    -----------

         4.1 Pooling and Servicing Agreement between Conseco Finance Securitizations Corp., as Seller, Conseco Finance Corp. as Originator, Servicer and Gaurantor, and U.S. Bank National Association, as Trustee, dated as of May 1, 2000, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-2.

         4.4 Transfer Agreement between Conseco Finance Corp., as Seller, and Conseco Finance Securitizations Corp., as Purchaser, dated as of May 1, 2000.

         5.1        Opinion of Dorsey & Whitney LLP with respect to legality

         8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

                                       3
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONSECO FINANCE CORP.



                            By: /s/ Phyllis A. Knight
                                --------------------------------------------
                                 Phyllis A. Knight
                                 Senior Vice President and Treasurer



                            CONSECO FINANCE SECURITIZATIONS CORP.



                            By: /s/ Phyllis A. Knight
                                --------------------------------------------
                                 Phyllis A. Knight
                                 Senior Vice President and Treasurer

                                       4